UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2012

GSE Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35382	77-0619069
(Commission File Number)	(IRS Employer Identification No.)

19103 Gundle Road, Houston, TX	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 443-8564

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On February 15, 2012, in connection with the consummation of the initial public offering (the “IPO”) of common stock, par value $0.01 per share (the “Common Stock”), of GSE Holding, Inc. (the “Company”), as described in the Company’s Registration Statement on Form S-1 (File No. 333-175475) (as amended, the “Registration Statement”), the Company entered into an Amended and Restated Stockholders Agreement (the “Stockholders Agreement”) with Code Hennessy & Simmons IV LP and CHS Associates Fund IV, L.P., affiliates of CHS Capital LLC (“CHS”), and each of the minority stockholders listed on the signature pages thereto, which grants CHS the right, so long as it owns at least five percent of the Company’s outstanding Common Stock, to nominate a designee to the Company’s board of directors and to designate a non-voting observer to attend meetings of the Company’s board of directors.  Pursuant to the terms of the Stockholders Agreement, CHS will also have the ability to require all other parties to the Stockholders Agreement to sell their respective shares of the Company’s Common Stock, on substantially the same terms and conditions as CHS is selling its shares, in the event that CHS approves a sale of the Company.  The provisions of the Stockholders Agreement are substantially identical to those in the form of such document filed as Exhibit 10.58 to the Registration Statement and as described therein.  A copy of the Stockholders Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

CHS and its affiliates hold a majority of the outstanding capital stock of the Company.  For further information concerning the other material relationships between the Company and CHS, see “Certain Relationships and Related Party Transactions” in the Company’s prospectus, dated February 9, 2012, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which forms part of the Registration Statement.

Item 1.02                                             Termination of a Material Definitive Agreement.

On February 15, 2012, in connection with the consummation of the IPO, as described in the Registration Statement, the Company entered into a Termination Agreement (the “Termination Agreement”) with CHS pursuant to which the Management Agreement, dated as of May 18, 2004, as amended May 27, 2011 (the “Management Agreement”), by and among the Company, Gundle/SLT Environmental, Inc. and CHS Management IV LP (“CHS IV”) was terminated.  In connection with the termination of the Management Agreement, the Company will pay a one-time cash termination fee in the amount of $3,000,000 to CHS IV.  A copy of the Termination Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

The information set forth above in the second paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2012, in connection with the IPO, the Company filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”) and amended and restated its bylaws, effective as of February 9, 2012 (the “Bylaws”).  The provisions of the Certificate of Incorporation and the Bylaws are substantially identical to those in the forms of such documents filed as Exhibits 3.5 and 3.6, respectively, to the Registration Statement and as described therein.  Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 8.01                                             Other Items.

On February 15, 2012, the Company completed its IPO of 8,050,000 shares of its Common Stock at a price to the public of $9.00 per share.  All of the shares in the offering were sold by the Company, including 1,050,000 shares sold to the underwriters pursuant to the underwriters’ exercise of their overallotment option in full.

Item 9.01               Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of GSE Holding, Inc.
3.2	Amended and Restated Bylaws of GSE Holding, Inc.
10.1

Amended and Restated Stockholders Agreement, dated as of February 15, 2012, by and among GSE Holding, Inc., Code Hennessy & Simmons IV LP, CHS Associates Fund IV, L.P. and each of the minority stockholders listed on the signature pages thereto.

10.2

Termination Agreement, dated as of February 15, 2012, by and among GSE Holding, Inc., Gundle/SLT Environmental, Inc. and CHS Management IV LP relating to Management Agreement, dated as of May 18, 2004, as amended May 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2012

GSE HOLDING, INC.

/s/ William F. Lacey
By:	William F. Lacey
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of GSE Holding, Inc.
3.2	Amended and Restated Bylaws of GSE Holding, Inc.
10.1

Amended and Restated Stockholders Agreement, dated as of February 15, 2012, by and among GSE Holding, Inc., Code Hennessy & Simmons IV LP, CHS Associates Fund IV, L.P. and each of the minority stockholders listed on the signature pages thereto.

10.2

Termination Agreement, dated as of February 15, 2012, by and among GSE Holding, Inc., Gundle/SLT Environmental, Inc. and CHS Management IV LP relating to Management Agreement, dated as of May 18, 2004, as amended May 27, 2011.